UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2008
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14400 North 87th Street
Scottsdale, Arizona	85260-3649
(Address of principal executive offices)	(Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
     On August 10, 2008, JDA Software Group, Inc., a Delaware corporation (“JDA”), Iceberg Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of JDA (“Merger Sub”) and i2 Technologies, Inc., a Delaware corporation (“i2”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), under which Merger Sub will be merged with and into i2 (the “Merger”), with i2 continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of JDA. The Merger Agreement has been approved by the Boards of Directors of both JDA and i2.
     Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of i2 would be converted into the right to receive 14.86 in cash and each issued and outstanding share of Series B Preferred Stock would be converted into the right to receive $1,095.3679 plus all accrued and unpaid dividends (through the effective time and without interest). In addition, upon the consummation of the Merger, the vesting of each outstanding option and restricted stock award for the common stock of i2 will accelerate in full in connection with the Merger, and the holders of such equity awards will be entitled to receive $14.86 per share in the Merger, less the exercise price per share of such equity awards, if any.
     JDA, i2 and Merger Sub have made customary covenants to one another in the Merger Agreement. The Merger Agreement also contains customary representations and warranties that JDA, on behalf of itself and Merger Sub, and i2 made to each other as of the date of the Merger Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person or entity. The assertions embodied in those representations and warranties were made solely for purposes of the contract between JDA and i2 and are subject to important qualifications and limitations agreed to by JDA and i2 in connection with negotiating the Merger Agreement. Accordingly, you should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules, are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the specific purpose of allocating risk between JDA and i2 rather than establishing any matters as facts.
     Consummation of the Merger is subject to several closing conditions, including the adoption of the Merger Agreement by the stockholders of i2, the amendment of i2’s convertible note indenture (the “Indenture Amendment”), the receipt of regulatory approvals and the absence of certain governmental restraints. The Merger Agreement also contains certain termination rights for both the JDA and i2 and further provides that upon termination of the Merger Agreement under specified circumstances a party may be required to pay the other party a termination fee. Dates for closing the Merger and for the i2’s stockholders meeting to vote on the Merger have not yet been determined. The Merger Agreement is attached as Exhibit 10.1 to and is incorporated by reference.
Financing
     Concurrently with the execution and delivery of the Merger Agreement, (i) JDA received a commitment letter (“Commitment Letter”) from Credit Suisse, Credit Suisse Securities (USA) LLC (together, “Credit Suisse”), Wachovia Bank, National Association and Wachovia Capital Markets, LLC (together with Wachovia Bank, “Wachovia) to provide, subject to customary conditions, JDA with up to $450 million of senior secured debt financing, of which $425 million shall constitute a term loan and up to $25 million shall constitute a revolving credit facility (the “Facilities”). The funds to be received by JDA pursuant to the transactions contemplated by the Commitment Letter will be used to fund the obligations of JDA under the Merger Agreement, including the acquisition price, the repayment of i2’s debt, to pay transaction costs, and to refinance JDA’s existing debt and provide working capital.

     The Facilities are subject to the negotiation of a mutually acceptable credit agreement and other mutually acceptable definitive documentation, which are expected to include customary representations and warranties, affirmative and negative covenants, provisions for security, mandatory prepayments upon the occurrence of certain events, financial covenants (including maximum consolidated debt ratio and minimum interest coverage ratio tests) and provisions for events of default. Credit Suisse’s and Wachovia’s obligations to provide the financing are subject to the satisfaction of specified conditions, including the consummation of the Merger in accordance with the terms of the Merger Agreement, no material adverse effect having occurred with respect to i2, the absence of debt other than certain permitted debt after giving effect to the Merger, the accuracy of specified representations and warranties, the filing and effectiveness of the Certificate of Amendment (defined below), the effectiveness of the Indenture Amendment and other customary conditions. The Commitment Letter is attached as Exhibit 10.2 and is incorporated herein by reference.
Consent Agreement
     On August 10, 2008, JDA Software and Thoma Cressey Bravo Funds., as the holder of JDA’s Series B Stock, entered into a Consent and Agreement (the “Consent Agreement”) to, among other things, agree to the terms and conditions of a Certificate of Amendment to the Certificate of Designations for the Series B Stock to be filed and effective in connection with the closing of the Merger (the “Certificate of Amendment”). The Certificate of Amendment provides for the accrual of cash dividends payable to the holders of the Series B Stock at an annual rate of 12% compounding quarterly during any period after September 6, 2013 if JDA is unable to redeem the Series B Stock as a result of a prohibition under the Facilities (the “Dividend”). This accrued but unpaid Dividend is payable upon the redemption of the Series B Stock. This obligation to accrue the Dividend terminates on September 6, 2017 after which time JDA will be unconditionally obligated to redeem the Series B Stock upon the request of the holders of such stock. The Consent Agreement is attached as Exhibit 10.3 and is incorporated herein by reference.
Voting Agreements
     Concurrently with the execution of the Merger Agreement, JDA entered into voting agreements (the “Voting Agreements”) with certain directors and executive officers of i2 and with a significant stockholder of i2, pursuant to which such signatories have agreed to vote in favor of the Merger Agreement and against any other proposal or offer to acquire i2. The Voting Agreements apply to all shares of i2 common stock held by the signatories at the record date for the relevant i2 stockholder meeting. The Voting Agreements restrict the transfer of shares by the signatories, except under certain limited conditions. The forms of Voting Agreements are attached as Exhibits 10.4 and 10.5 and are incorporated herein by reference.
     You are encouraged to read the Merger Agreement, the Commitment Letter, the Consent Agreement and the forms of Voting Agreement for a more complete understanding of the transaction. The foregoing summaries of certain terms of the Merger Agreement, the Commitment Letter the Consent Agreement and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the Commitment Letter, the Consent Agreement and the forms of Voting Agreement.
     On August 11, 2008, JDA and i2 issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Caution Concerning Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of

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JDA Software Group, Inc. (“JDA”) and i2 Technologies, Inc. (“i2”), future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA’s ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA’s ability to successfully integrate and market the i2 products; (c) JDA’s and i2’s ability to obtain regulatory approvals; and (d) JDA’s and i2’ assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
     In addition to the specific risks identified in the proceeding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA’s business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.
Additional Information and Where to Find It
     This Current Report on Form 8-K is being made in respect of the proposed transaction involving JDA and i2. In connection with the proposed transaction, i2 has agreed to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to i2’s Investor Relations page on its corporate website at www.i2.com or by directing a request to i2 at One i2 Place, 11701 Luna Road, Dallas, Texas, 75234, Attention: Investor Relations (telephone: 469-357-1000).
     i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2’s directors and executive officers will be included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov. i2’s filings are

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available free of charge on i2’s corporate website at www.i2.com on its investor relations page or by telephone as listed above.
     JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov or at JDA’s corporate website at www.jda.com on its investor relations page.
Item 8.01. Other Events.
     On August 11, 2008, the executive officers of JDA held a conference call to discuss the Merger. The investor presentation is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein. JDA has posted a list of Frequently Asked Questions regarding the Merger and the transactions contemplated by the Merger to its website following the public announcement of the entry of the execution and delivery of the Merger Agreement. JDA is also sending electronic communications to its associates, customers and partners. The full text of the Frequently Asked Questions, the communications to associates, customers and partners are attached to this Current Report on Form 8-K as Exhibits No. 99.3, 99.4, 99.5 and 99.6, respectively,.
Information Not “Filed”
     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated August 10, 2008 by and among JDA Software Group, Inc., Iceberg Acquisition Corp. and i2 Technologies, Inc.

10.2	Commitment Letter dated August 10, 2008 by and among JDA Software Group, Inc. Credit Suisse, Credit Suisse Securities (USA) LLC, Wachovia Bank, National Association and Wachovia Capital Markets, LLC

10.3	Consent and Agreement dated August 10, 2008 by and among JDA Software Group, Inc., Thoma Cressey Fund VII, L.P. and Thoma Cressey Friends Fund VII, L.P.

10.4	Form of Voting Agreement (officers and directors)

10.5	Form of Voting Agreement (shareholder)

99.1	Joint press release dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)

99.2	Investor presentation made on August 11, 2008

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Exhibit No.	Description

99.3	Frequently Asked Questions

99.4	Electronic correspondence to associates of JDA Software Group, Inc. dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)

99.5	Electronic correspondence to customers of JDA Software Group, Inc. dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)

99.6	Electronic correspondence to partners of JDA Software Group, Inc. dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.

Date: August 11, 2008

	By:	/s/ Kristen L. Magnuson Kristen L. Magnuson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated August 10, 2008 by and among JDA Software Group, Inc., Iceberg Acquisition Corp. and i2 Technologies, Inc.

10.2	Commitment Letter dated August 10, 2008 by and among JDA Software Group, Inc. Credit Suisse, Credit Suisse Securities (USA) LLC, Wachovia Bank, National Association and Wachovia Capital Markets, LLC

10.3	Consent and Agreement dated August 10, 2008 by and among JDA Software Group, Inc., Thoma Cressey Fund VII, L.P. and Thoma Cressey Friends Fund VII, L.P.

10.4	Form of Voting Agreement (officers and directors)

10.5	Form of Voting Agreement (shareholder)

99.1	Joint press release dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)

99.2	Investor presentation made on August 11, 2008

99.3	Frequently Asked Questions

99.4	Electronic correspondence to associates of JDA Software Group, Inc. dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)

99.5	Electronic correspondence to customers of JDA Software Group, Inc. dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)

99.6	Electronic correspondence to partners of JDA Software Group, Inc. dated August 11, 2008 (JDA Software Group, Inc. to Acquire i2 Technologies, Inc.)